Exhibit 10.1

EXECUTION VERSION

AMENDMENT 4 TO TERM LOAN AGREEMENT

THIS AMENDMENT 4 TO TERM LOAN AGREEMENT, dated as of April 25, 2019 (this “Amendment”) is made among BioDelivery Sciences International, Inc. (“Borrower”), the Subsidiary Guarantors, CRG Servicing LLC, as administrative agent and collateral agent (in such capacity, “Administrative Agent”) and the lenders listed on the signature pages hereof under the heading “LENDERS” (each, a “Lender” and, collectively, the “Lenders”), with respect to the Loan Agreement referred to below.

RECITALS

WHEREAS, Borrower, the Subsidiary Guarantors, Administrative Agent and the Lenders are parties to the Term Loan Agreement, dated as of February 21, 2017, with the Subsidiary Guarantors from time to time party thereto, as amended by Amendment 1 to Term Loan Agreement, dated as of December 15, 2017, Amendment 2 to the Term Loan Agreement, dated as of May 16, 2018 and Amendment 3 to the Term Loan Agreement, dated as of April 4, 2019 (as the same has been amended, restated, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”); and

WHEREAS, the parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1. Definitions; Interpretation.

(a)    Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)    Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2. Amendment to Loan Agreement. Subject to Section 3 of this Amendment, the definition of “Permitted Cash Equivalent Investments” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Permitted Cash Equivalent Investments” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition, (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. and (c) investments in accordance with the investment policy provided to

Administrative Agent on March 26, 2019, as the same may be revised, updated or otherwise modified from time to time with both the approval of Borrower’s Audit Committee and the consent of Administrative Agent; provided that (i) all such investments are held in accounts subject to one or more control agreements in favor of Administrative Agent and (ii) all such investments have immediate liquidity.

SECTION 3. Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the following conditions precedent:

(a)    Borrower, the Subsidiary Guarantors, Administrative Agent and all of the Lenders shall have duly executed and delivered this Amendment pursuant to Section 13.04 of the Loan Agreement; provided, however, that this Amendment shall have no binding force or effect unless all conditions set forth in this Section 3 have been satisfied;

(b)    No Default or Event of Default under the Loan Agreement shall have occurred and be continuing;

(c)    Borrower shall have paid or reimbursed Lenders for Lenders’ reasonable out of pocket costs and expenses incurred in connection with this Amendment, including Lenders’ reasonable and documented out of pocket legal fees and costs, pursuant to Section 13.03(a)(i)(z) of the Loan Agreement; and

(d)    Administrative Agent has confirmed to Borrower in writing of its receipt of the executed Amendment required in Section 3(a) and receipt of costs and expenses required by Section 3(c).

SECTION 4. Representations and Warranties; Reaffirmation.

(a)    Each Obligor hereby represents and warrants to each Lender as follows:

(i)    Borrower has full power, authority and legal right to make and perform this Amendment. This Amendment is within Borrower’s corporate powers and has been duly authorized by all necessary corporate board of directors and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Amendment (w) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (x) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of Borrower and its Subsidiaries, (y) will not violate any order of any Governmental Authority and (z) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower and its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii)    No Default has occurred or is continuing or will result after giving effect to this Amendment.

(iii)    There has been no Material Adverse Effect since the date of this Loan Agreement.

(iv)    The representations and warranties made by or with respect to Borrower in Section 7 of the Loan Agreement are (A) in the case of representations qualified by “materiality,” “Material Adverse Effect” or similar language, true and correct in all respects and (B) in the case of all other representations and warranties, true and correct in all material respects (except that the representation regarding representations and warranties that refer to a specific earlier date are true and correct on the basis set forth above as of such earlier date), in each case taking into account any changes made to schedules updated in accordance with Section 7.21 of the Loan Agreement or attached hereto.

(v)    Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 5. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b)    Submission to Jurisdiction. Borrower agrees that any suit, action or proceeding with respect to this Amendment or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 5 is for the benefit of Administrative Agent and the Lenders only and, as a result, none of Administrative Agent or any Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, Administrative Agent and the Lenders may take concurrent proceedings in any number of jurisdictions.

(c)    Waiver of Jury Trial. BORROWER AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 6. Miscellaneous.

(a)    No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.

(b)    Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)    Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)    Integration. This Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

(f)    Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

BIODELIVERY SCIENCES INTERNATIONAL INC.

By:	/s/ Herm Cukier
Name:	Herm Cukier
Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS:

ARIUS PHARMACEUTICALS, INC.

By:	/s/ Herm Cukier
Name:	Herm Cukier
Title:	Chief Executive Officer

ARIUS TWO, INC.

By:	/s/ Herm Cukier
Name:	Herm Cukier
Title:	Chief Executive Officer

Signature Page to Amendment 4 to Term Loan Agreement (BDSI)

ADMINISTRATIVE AGENT:

CRG SERVICING LLC

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

LENDERS:

CRG ISSUER 2017-1
By: CRG SERVICING LLC, acting by power of attorney

By:	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

CRG PARTNERS III – PARALLEL FUND “A” L.P.
By CRG PARTNERS III – PARALLEL FUND “A” GP L.P., its General Partner
By CRG PARTNERS III – PARALLEL FUND “A” GP LLC, its General Partner

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

CRG PARTNERS III (CAYMAN) UNLEV AIV I L.P.
By CRG PARTNERS III (CAYMAN) GP L.P., its General Partner
By CRG PARTNERS III (CAYMAN) GP LLC, its General Partner

By	/s/ Nathan Hukill
Nathan Hukill
Authorized Signatory

Witness:	/s/ Nicole Nesson
Name	Nicole Nesson

Signature Page to Amendment 4 to Term Loan Agreement (BDSI)